Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mathew Ishbia, President, Chief Executive Officer and Chairman of UWM Holdings Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: February 25, 2026	By:	/s/ Mathew Ishbia
Mathew Ishbia
Chairman, President and Chief Executive Officer
(Principal Executive Officer)